UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 17, 2026
PepsiCo, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road, Purchase, New York 10577
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (914) 253-2000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value 1-2/3 cents per share	PEP	The Nasdaq Stock Market LLC
0.750% Senior Notes Due 2027	PEP27	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2028	PEP28	The Nasdaq Stock Market LLC
0.500% Senior Notes Due 2028	PEP28A	The Nasdaq Stock Market LLC
Floating Rate Notes Due 2028	PEP28B	The Nasdaq Stock Market LLC
3.200% Senior Notes Due 2029	PEP29	The Nasdaq Stock Market LLC
1.125% Senior Notes Due 2031	PEP31	The Nasdaq Stock Market LLC
0.400% Senior Notes Due 2032	PEP32	The Nasdaq Stock Market LLC
0.750% Senior Notes Due 2033	PEP33	The Nasdaq Stock Market LLC
3.550% Senior Notes Due 2034	PEP34	The Nasdaq Stock Market LLC
3.300% Senior Notes Due 2034	PEP34A	The Nasdaq Stock Market LLC
3.450% Senior Notes Due 2037	PEP37	The Nasdaq Stock Market LLC
3.700% Senior Notes Due 2038	PEP38	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2039	PEP39	The Nasdaq Stock Market LLC
4.150% Senior Notes Due 2047	PEP47	The Nasdaq Stock Market LLC
1.050% Senior Notes Due 2050	PEP50	The Nasdaq Stock Market LLC
4.050% Senior Notes Due 2055	PEP55	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 17, 2026, the Board of Directors (the “Board”) of PepsiCo, Inc. (“PepsiCo”) elected Joaquin Duato as an independent member of the Board, effective December 1, 2026. Mr. Duato will serve on the Audit Committee of the Board, effective December 1, 2026.
Mr. Duato, 64, has served as Chairman of the Board and Chief Executive Officer of Johnson & Johnson since 2023 and 2022, respectively, and as a director since 2022. Prior to that, he served as Vice Chairman of the Executive Committee from 2018 to 2021 and Worldwide Chairman, Pharmaceuticals from 2011 to 2018. Before these positions, he held executive positions of increasing responsibility across business sectors and multiple geographies and functions following his joining Johnson & Johnson in 1989.
Upon joining the Board on December 1, 2026, Mr. Duato will be entitled to receive compensation for new non-employee directors under PepsiCo’s non-employee director compensation program. Under this program, on December 1, 2026, Mr. Duato will receive an initial stock award of 1,000 shares of PepsiCo Common Stock and a prorated annual equity award equal to a number of phantom stock units determined by dividing $166,667 by the closing price of PepsiCo Common Stock on December 1, 2026. Each phantom stock unit is intended to be the economic equivalent of a share of PepsiCo Common Stock. In addition, Mr. Duato is entitled to an annual cash retainer with the first semi-annual payment of $60,000 to be made in June 2027.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

Date:	September 17, 2026	By:	/s/ Cynthia Nastanski
		Name:	Cynthia Nastanski
		Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary